                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                 AMENDMENT NO. 1 TO FORM 8-K DATED MAY 24, 2000

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                       Securities and Exchange Act of 1934



          Date of Report (Date of earliest event reported) May 24, 2000
                                                           --------------

                              insci-statements.com, corp.
              -----------------------------------------------------
              Exact name of Registrant as specified in its Charter)


                                    DELAWARE
                 ----------------------------------------------
                 (State or other jurisdiction of incorporation)


1-12966                                         06-1302773
-------------------                             ------------------------------
Commission File No.                             I.R.S. Employer Identification


TWO WESTBOROUGH BUSINESS PARK,
WESTBOROUGH, MA                                                   01581
--------------------------------------                            --------
Address of principal executive offices                            Zip Code


(508) 870-4000
------------------------------
Registrant's telephone number,
including area code

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

         The Registrant ("Company") supplements its Form 8-K report filed on June 8, 2000 with respect to the acquisition of all of the issued and outstanding Common Stock by the Company of Lognet 2000, Inc. ("Lognet"). The Company, supplementally submits the financial statements of Lognet as of December 31, 1999 and 1998 and the related consolidated statements of operations, cash flows and stockholders' equity for the years then ended, and the related pro forma financial statements.


                                    EXHIBITS

      99.1   Financial Statements of Lognet (as stated above).

      99.2. Unaudited pro forma condensed combined balance sheet as of March 31, 2000 and the unaudited pro forma condensed combined statement of operations for the year ended March 31, 2000.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:       Westborough, MA
             August 7, 2000

                                             insci-statements.com, corp.
                                             -------------------------------
                                             (Registrant)

                                             /S/ ROGER KUHN
                                             -----------------------
                                             ROGER KUHN
                                             CHIEF FINANCIAL OFFICER